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             Exhibit 99.2 - Certification of Chief Financial Officer
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Charles J. Nugent, Chief Financial Officer of Fulton Financial Corporation, provide the following statement pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

The Form 10-K of Fulton Financial Corporation, containing the consolidated financial statements for the year ended December 31, 2002, fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Fulton Financial Corporation for the year ended December 31, 2002.

Dated:        March 27, 2003
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          /s/ Charles J. Nugent
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              Charles J. Nugent
              Chief Financial Officer

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